oFTIT STKP2

                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. The first sentence of the first paragraph on the front cover is replaced with the following:

 This prospectus describes Class I and Class II shares of the Templeton Foreign Smaller Companies Fund (the "Smaller Companies Fund") and the Templeton Pacific Growth Fund (the "Pacific Fund").

II. The section "Expense Summary" is replaced with the following:

 EXPENSE SUMMARY

 This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended October 31, 1997, except that for Smaller Companies Fund - Class II it is based on the historical expenses of Smaller Companies Fund - Class I for the same period. Pacific Fund - Class II expenses are annualized. The Fund's actual expenses may vary.

                                             SMALLER     SMALLER
                                            COMPANIES   COMPANIES   PACIFIC   PACIFIC
                                              FUND        FUND       FUND      FUND
                                             CLASS I    CLASS II    CLASS I   CLASS II
----------------------------------------------------------------------------------------

 A. SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Charge
    (as a percentage of Offering Price) ..   5.75%       1.99%       5.75%      1.99%
     Paid at time of purchase ............   5.75%++     1.00%+++    5.75%++    1.00%+++
     Paid at redemption++++ ..............   None        0.99%       None       0.99%
    Exchange Fee (per transaction) .......  $5.00*      $5.00*       None       None

 B. ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees ......................   1.00%**     1.00%**     1.00%      1.00%
    Rule 12b-1 Fees*** ...................   0.25%       1.00%       0.17%      1.00%
    Other Expenses .......................   0.33%       0.33%       0.46%      0.48%
                                             -----------------------------------------
    Total Fund Operating Expenses ........   1.58%**     2.33%**     1.63%      2.48%
                                             =========================================

 C. EXAMPLE

    Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------------------------

 SMALLER COMPANIES FUND - CLASS I ........  $73****   $105     $139     $235
 SMALLER COMPANIES FUND - CLASS II .......  $43       $ 82     $133     $274
 PACIFIC FUND - CLASS I ..................  $73****   $106     $141     $240
 PACIFIC FUND - CLASS II .................  $45       $ 86     $141     $289

   For the same Class II investment, you would pay projected expenses of $33 (Smaller Companies Fund) or $35 (Pacific Fund) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.90% and total operating expenses were 1.48% for Class I and would have been 2.23% for Class II.
***These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

III. The section "Management Team," found under "Who Manages the Fund?", is revised to add Juan J. Benito to the Smaller Companies Fund management team, effective July 1997, and to add the following:

 Juan J. Benito
 Portfolio Manager of Investment Counsel

 Mr. Benito is currently a portfolio manager and research analyst with Investment Counsel. He holds an MBA from the Harvard Business School and a BS/MS in engineering from the Polytechnical University of Valencia, Spain. Before joining the Templeton organization in 1996, Mr. Benito was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm in Cambridge, Massachusetts (1994-1996). His previous experience includes being an internal planning consultant with Duke Power (1993-1994), a business development consultant with IBM Consulting Group
 (1992), and a regional manager with Iberdrola, a large power utility company in Spain (1987-1991). Mr. Benito's research responsibilities include coverage of European small cap companies.

IV. The third, fourth and fifth paragraphs in the section "The Rule 12b-1 Plans," found under "Who Manages the Fund?", are replaced with the following:

 Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

 The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

 The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

V. The first paragraph under "How Is the Trust Organized?" is replaced with the following paragraph:

 Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on March 22, 1991, and is registered with the SEC. As of January 2, 1997, each Fund began offering new classes of shares designated Templeton Foreign Smaller Companies Fund - Advisor Class, Templeton Pacific Growth Fund - Class II and Templeton Pacific Growth Fund - Advisor Class. As of July 1, 1998, the Smaller Companies Fund began offering a new class of shares designated Templeton Foreign Smaller Companies Fund - Class II. All shares outstanding before the offering of Class II and Advisor Class shares have been designated Class I shares. Additional series and classes of shares may be offered in the future.

VI. The last paragraph under "How Is the Trust Organized?" is replaced with the following paragraph:

 As of June 2, 1998, Trust Company, as trustee for ValuSelect - Resources Profit Sharing Plan, owned of record and beneficially more than 25% of the outstanding shares of Pacific Fund's Advisor Class.

VII. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

2. Determine how much you would like to invest. The Fund's minimum investments are:

    o To open a regular, non-retirement account ..................... $1,000
    o To open an IRA, IRA Rollover, Roth IRA, or Education IRA ...... $  250*
    o To open a custodial account for a minor (an UGMA/UTMA account)  $  100
    o To open an account with an automatic investment plan .......... $   50**
    o To add to an account .......................................... $   50***

 *For all other retirement accounts, there is no minimum investment requirement. **$25 for an Education IRA.
 ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

 For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

 We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

VIII. The following new categories 7 and 8 are added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 7. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 8. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

IX. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

X. The following paragraph is added at the end of the section "How Do I Buy Shares?":

 FOR INVESTORS OUTSIDE THE U.S.

 The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

XI. The first paragraph under "May I Exchange Shares for Shares of Another Fund? Will Sales Charges Apply to My Exchange?" is replaced with the following:

 You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

XII. The following new item is added under "May I Exchange Shares for Shares of Another Fund? Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

XIII.  The  section  "Keeping  Your  Account  Open,"  found  under  "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XIV. The last paragraph in the section "TeleFACTS(R)," found under "Services to Help You Manage Your Account," is replaced with the following:

 You will need the code number for each class to use TeleFACTS(R). The code number for the Smaller Companies Fund is 191 for Class I and 291 for Class II. The code number for the Pacific Fund is 190 for Class I and 290 for Class II.

XV. The following terms and definitions are revised in the section "Useful Terms and Definitions":

 CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

                 Please keep this supplement for future reference.